UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2015 (November 11, 2015)
HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement.

Healthwarehouse.com (the “Company”) is a party to a Loan and Security Agreement, dated as of March 28, 2013, as amended on March 9, 2015 and September 8, 2015 (the “Loan Agreement”), with Melrose Capital Advisors, LLC (the “Lender”).  Under the terms of the Loan Agreement, the Company borrowed an aggregate of $750,000 from the Lender (the “Loan”).  The Loan is evidenced by a promissory note in the face amount of $750,000, as amended (the “Senior Note”).  The principal amount and all unpaid accrued interest on the Senior Note is payable on November 1, 2015, or earlier in the event of default or a sale or liquidation of the Company.

The Company granted the Lender a first priority security interest in all of the Company’s assets, in order to secure the Company’s obligation to repay the Loan, including a Deposit Account Control Agreement, dated as of August 18, 2014 and a Deposit Account Control Agreement dated as of October 22, 2015, which grants the Lender a security interest in certain bank accounts of the Company.  Upon the occurrence of an event of default, the Lender has the right to impose interest at a rate equal to five percent (5.0%) per annum above the otherwise applicable interest rate. The repayment of the Loan may be accelerated prior to the maturity date upon certain specified events of default, including failure to pay, bankruptcy, breach of covenant, and breach of representations and warranties.

On November 11, 2015, the Company and the Lender entered into a Loan Extension Agreement and an Amended and Restate Promissory Note, both effective November 1, 2015, pursuant to which the Lender agreed to increase the face amount of the Senior Note to $1,000,000 and to extend the maturity date of the Senior Note to December 31, 2015.  In consideration of the Lender increasing the face amount and extending the maturity date of the Senior Note, the Company granted the Lender a five-year warrant to purchase 250,000 shares of common stock of the Company at an exercise price of $0.12 per share (the “Warrant”) and agreed to decrease the exercise price from $0.35 to $0.12 on 375,000 warrants previously issued to the Lender.  The Warrant contains customary anti-dilution provisions.

ITEM 3.02      Unregistered Sales of Equity Securities.

The Warrant issued to the Lender, as described above, was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: November 12, 2015	By: /s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer